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                                                                    Exhibit 10.8


                             FIRST AMENDMENT TO THE
                             SHAREHOLDERS AGREEMENT

         This FIRST AMENDMENT TO THE SHAREHOLDERS AGREEMENT is dated as of March 29, 2001 (the "Amendment") and entered into by and among Meridian Automotive Systems, Inc. (formerly known as American Bumper Mfg. Co.), a Michigan corporation (the "Company"), and each of the Shareholders of the Company listed on the signature page hereof, and is made with reference to the Shareholders Agreement, dated as of April 30, 1997 and as supplemented from time to time, by and among the Company and the other parties thereto (the "Shareholders Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Shareholders Agreement.

         WHEREAS, in connection with the Refinancing Implementation Agreement, dated as of March 29, 2001, by and among the Company and the other parties thereto (the "Implementation Agreement"), the Company and the other parties hereto have agreed to amend the Shareholders Agreement (as in effect immediately prior to the date hereof) on the terms and conditions set forth herein.

         WHEREAS, the Company and the Direct Investors (as defined below in Section 1.2), including any Direct Investors who are not already a party to the Shareholders Agreement, desire to enter into this Amendment in order to add such Direct Investors as parties to the Shareholders Agreement and to set forth their understanding with respect to certain voting arrangements and other matters relating to the Direct Investors' direct and indirect ownership of shares of Common Stock, and to acknowledge that any shares acquired by the Direct Investors upon exercise or conversion of any securities acquired by them pursuant to the Implementation Agreement are subject to, and governed by, the Shareholders Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Amendment, the parties hereto agree as follows:

                                    ARTICLE I
                                   AMENDMENTS

         SECTION 1.1 REQUISITE APPROVAL. In all circumstances in the Shareholders Agreement that either (i) require the affirmative vote of the Windward Group or the Windward Agent, as agent for the Windward Group, or (ii) give the Windward Group or the Windward Agent, as agent for the Windward Group, the right to take any unilateral action, the Shareholders Agreement shall hereby be amended, MUTATIS MUTANDIS, such that in lieu of any such vote or action being taken by the Windward Group or the Windward Agent, as agent for the Windward Group, as the case may be, any such vote or action shall first require the prior consent or approval of the Requisite Approval (as defined below) including, without limitation, (i) any and all actions taken by the Windward Group and the Windward Agent in connection with the exercise by the Windward Group of its Compelled Sale Right pursuant to Article V of the Shareholders Agreement, (ii) any and all actions taken by the Windward Group and the Windward Agent in connection with the exercise by the Windward Group or the Windward Agent of the right to effect any IPO Event pursuant to Section 5.6 of the Shareholders Agreement (notwithstanding any provision in Section 5.6 to the contrary), (iii) the consent of the

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Windward Agent pursuant to Section 8.2 of the Shareholders Agreement, and (iv)
the right of the Windward Agent, on behalf of the Windward Registration Group, to request Registration of the Company Stock pursuant to Section 9.1(c)(i) of the Shareholders Agreement.

         SECTION 1.2 AMENDMENT TO SECTION 1.1. Section 1.1 of the Shareholders Agreement is hereby amended by adding therein the following definitions:

                  "BancAmerica" means BancAmerica Capital Investors II, L.P., a Delaware limited partnership, and any Permitted Transferee (other than Persons who directly or indirectly hold Common Stock on the date hereof and their Affiliates, but not excluding Affiliates of BancAmerica Capital Investors II, L.P.) of BancAmerica Capital Investors II, L.P. who acquires 66% of the Common Stock held directly or indirectly by BancAmerica Capital Investors II, L.P. on the date hereof.

                  "CDPQ" means Capital d'Amerique CDPQ, Inc., a Quebec corporation, and any Permitted Transferee (other than Persons who directly or indirectly hold Common Stock on the date hereof and their Affiliates, but not excluding Affiliates of Capital d'Amerique CDPQ Inc.) of Capital d'Amerique CDPQ, Inc. who acquires 66% of the Common Stock held directly or indirectly by Capital d'Amerique CDPQ, Inc. on the date hereof.

                  "CSFB" means any and all of Merchant Capital, Inc., a Delaware corporation, Credit Suisse First Boston Private Equity, a corporation organized under the laws of the canton of Zug, Switzerland, and any Permitted Transferee (other than Persons who directly or indirectly hold Common Stock on the date hereof and their Affiliates, but not excluding Affiliates of Merchant Capital, Inc. or Credit Suisse First Boston Private Equity) of Merchant Capital, Inc. or Credit Suisse First Boston Private Equity who acquires 66% of the Common Stock collectively held directly or indirectly by Merchant Capital, Inc. and Credit Suisse First Boston Private Equity on the date hereof.

                  "Direct Investors" means, collectively, BancAmerica, CDPQ, CSFB, and Indosuez.

                  "Indosuez" means any and all of Suez Capital Partners II, L.P., a Delaware limited partnership, SCP II Associates, a Delaware general partnership, Indosuez Capital Co-Invest Partners, L.P., a Delaware limited partnership, Suez/Meridian, L.L.C., a Delaware limited liability company, and any Permitted Transferee (other than Persons who directly or indirectly hold Common Stock on the date hereof and their Affiliates, but not excluding Affiliates of Suez Capital Partners II, L.P., SCP II Associates, Indosuez Capital Co-Invest Partners, L.P. or Suez/Meridian, L.L.C.) of Suez Capital Partners II, L.P., SCP II Associates, Indosuez Capital Co-Invest Partners, L.P., or Suez/Meridian, L.L.C., who acquires 66% of the Common Stock collectively held directly or indirectly by Suez Capital Partners II, L.P., SCP II Associates, Indosuez Capital Co-Invest Partners, L.P., and Suez/Meridian, L.L.C. on the date hereof.

                  "Requisite Approval" means the vote, approval, or consent of the Shareholders entitled to vote at least 66% of the outstanding Common Stock of the Company; PROVIDED, that such vote, approval, or consent must include the vote, approval, or consent

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         of at least two Direct Investors for so long as at least three Direct
         Investors hold any Company Stock, and must include the vote, approval or consent of at least one Direct Investor if only two Direct Investors hold any Company Stock.

         SECTION 1.3 INSERTION OF SECTION 8.3 AND SECTION 8.4. The Shareholders Agreement is hereby amended by inserting in the following new Sections 8.3 and
8.4 therein:

                  8.3 COMPANY COVENANTS. The Company agrees that it will not, without first obtaining the Requisite Approval, take any of the following actions:

                           (a) hire, fire, remove or replace any senior
                  executive of the Company;

                           (b) effect any IPO Event;

                           (c) engage in any merger, consolidation or sale of
                  the Company or the sale of all or substantially all of its assets;

                           (d) sell, lease, mortgage, encumber of otherwise
                  dispose of a material portion of the assets of the Company and its subsidiaries taken as a whole, other than as may be required under the Credit Agreement (as defined in the Implementation Agreement) or the Amended Subordinated Note Agreement (as defined in the Implementation Agreement);

                           (e) purchase any equity interest in, or any of the
                  assets of, any Person or other business organization or any division or business thereof, if such purchase would be material to the Company and its subsidiaries taken as a whole; PROVIDED, HOWEVER, that this Section 8.3(e) shall not prohibit the Company from purchasing inventory in the ordinary course of business;

                           (f) set aside or issue employee stock options or
                  other equity based compensation that, in the aggregate, constitute greater than 7% of the total outstanding shares of Common Stock of the Company, on a fully diluted basis (with 2% of such 7% being reserved for new hires) (it being understood that this clause (f) shall not apply to issuances of securities to Subsequent Purchasers pursuant to the Implementation Agreement); and

                           (g) enter into any agreement, contract, commitment
                  or arrangement that if completed would be in contravention of any of the foregoing.

                  SECTION 8.4 PREEMPTIVE RIGHTS. (a) The Company hereby grants to each Shareholder (and their respective Permitted Transferees) (each, a "Preempting Holder) a right of first refusal to purchase, with respect to the issuance or sale by the Company of any equity securities or any securities containing options, warrants or other rights to acquire or convert into equity securities, that portion of such equity securities in order to permit such Shareholder to maintain its relative ownership of the aggregate amount of the Company's total common equity (assuming the conversion or exercise of all securities that are convertible or exercisable into Common Stock and calculated on a Fully-Diluted Basis). Such right of first refusal shall be offered to each Preempting Holder (such offer,

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         the "Preemptive Rights Offer") pursuant to a written notice from the
         Company offering each Preempting Holder such securities and describing in reasonable detail the securities being offered, the purchase price thereof, the payment terms and such Preempting Holder's percentage allotment (such written notice, the "Preemptive Rights Notice") and such Preempting Holder shall be permitted to purchase such equity securities at the most favorable price and terms as such equity securities are to be offered to any other offeree. Each Preempting Holder would have 15 days from the date of the Company's delivery of the Preemptive Rights Notice to notify the Company in writing of its binding acceptance of such Preemptive Rights Offer with respect to all (but not less than all) equity securities that are offered to such Preempting Holder pursuant to such Preemptive Rights Offer.

                           (b) If a Preempting Holder accepts the Preemptive
                  Rights Offer in accordance with the provisions of the preceding paragraph, the Company and any such accepting party shall have 10 days thereafter in which to consummate such binding agreement. In the event that a Preempting Holder does not accept the Preemptive Rights Offer within such 15-day period in accordance with the provisions of the preceding paragraph or fails to consummate any such purchase within such 10-day period, the Company would have the right, but not the obligation, to issue such securities on terms and conditions in the aggregate no more favorable to the other offeree(s) than those set forth in the Preemptive Rights Notice, pursuant to a definitive agreement to be entered into no later than 60 days after such date. Any securities offered or sold by the Company after such 60 day period must be reoffered to the Shareholders pursuant to this Section 8.4.

                           (c) Notwithstanding anything to the contrary
                  contained herein, no rights of first refusal pursuant to
                  Section 8.4(a) above would apply in the event of (i) the exercise or exchange of any warrants, options or other rights to purchase Common Stock or any other capital stock of the Company, or the conversion or exchange of any convertible or exchangeable securities of the Company, in each case issued or granted on or prior to the date hereof or issued pursuant to the Amended Subordinated Note Agreement (as defined in the Implementation Agreement) or the Implementation Agreement, including, without limitation, the Warrants and the Skoog Warrants (each as defined in the Implementation Agreement), and (ii) the issuance of shares of Common Stock to the directors, officers or employees of the Company, or the granting of options, stock appreciation rights or similar rights to such persons with respect thereto, pursuant to any bona fide management compensation plan or arrangement of the Company or any of its subsidiaries, which, in the aggregate, constitute less than 7% of the total outstanding shares of Common Stock of the Company on a Fully Diluted Basis (with 2% of such 7% being reserved for new hires).

         SECTION 1.4 IRREVOCABLE PROXIES OF CERTAIN MEMBERS OF THE WINDWARD GROUP. Simultaneously with the execution of and pursuant to this Amendment, certain members of the Windward Group are executing irrevocable proxies (as attached at Exhibit A hereto) with respect to the voting, sale, transfer and disposition of the shares (and similar or related rights) held by them, including, without limitation, requesting a special meeting of the shareholders, the

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designation and election of directors, and the exercise of any and all other rights under the Shareholders Agreement, as amended. Windward/BACI, L.L.C. hereby designates BancAmerica Capital Investors II, L.P. as the recipient of its irrevocable proxy, and agrees to use its best efforts and to take all actions necessary to maintain the validity of such proxy (including, without limitation, re-executing such proxy upon its termination for any reason). Windward/Quebec, L.L.C. and Windward/Quebec AB II, L.L.C. hereby designate Capital d'Amerique CDPQ Inc. as the recipient of their irrevocable proxy, and agree to use their best efforts and to take all actions necessary to maintain the validity of such proxy (including, without limitation, re-executing such proxy upon its termination for any reason). Windward/Merchant, L.P. and Windward/Merban, L.P. hereby designate Credit Suisse First Boston Private Equity as the recipient of their irrevocable proxy, and agree to use their best efforts and to take all actions necessary to maintain the validity of such proxy (including, without limitation, re-executing such proxy upon its termination for any reason).

         The parties hereto agree that this Amendment hereby amends the Shareholder Agreement (and any and all Supplemental Shareholders Agreements between the Company and each of the Direct Investors) such that any provisions providing for the granting of proxies or the appointment of agents contained in the Shareholders Agreement are hereby amended and deleted (and such proxies and agencies are hereby revoked, terminated, and surrendered) to the extent that any such granting of proxies or appointment of agents relates in any way to the Direct Investors or to any shares of Company Stock held directly or indirectly by the Direct Investors and to the extent necessary to give full effect to the irrevocable proxies being granted concurrently herewith. For the avoidance of doubt and without limiting the generality of the preceding sentence, (i) Section
2.7 of the Shareholders Agreement shall not apply, in any way, to the Direct Investors or to any shares of Company Stock held directly or indirectly by the Direct Investors, and (ii) Section 12.1(a) through (d) of the Shareholders Agreement shall not apply to the Direct Investors or to any shares of Company Stock held directly or indirectly by the Direct Investors; PROVIDED, that the Direct Investors shall have the right to participate in any reallocation of shares by Windward pursuant to Section 12.1(e) of the Shareholders Agreement.

         SECTION 1.5 DESIGNATION OF DIRECTORS. (a) Notwithstanding the provisions of Sections 2.2 and 2.3 of the Shareholders Agreement, or any other provision contained therein, from and after the Closing (as defined in the Implementation Agreement), the Direct Investors (other than BancAmerica) shall be entitled from time to time to (i) designate additional directors of the Company and (ii) replace any Windward Nominee who resigns, dies, is removed or is unable to serve on the Board for any reason prior to the expiration of his or her term as a director of the Company, or whose term expires (such additional or replacement directors, the "Direct Investor Nominees"), in each case, so that the number of Direct Investor Nominees on the Board shall approximate a percentage of the Board proportionate to the percentage of Common Stock of the Company held directly or indirectly by the Direct Investors (including BancAmerica) and their respective Permitted Transferees and Affiliates. Notwithstanding the provisions of Sections 2.2 and 2.3 of the Shareholders Agreement, or any other provision contained therein, from and after the Closing (as defined in the Implementation Agreement), each of the Shareholders shall vote its shares (and all shares it is entitled to vote by proxy) of Company Stock (to the extent entitled to vote) at each regular or special meeting of the shareholders of the Company called for the purpose of filling positions on the Board, or in any written consent executed in lieu of such a

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meeting of shareholders, and shall take all actions reasonably necessary, to ensure the election to the Board of the Direct Investor Nominees, including, if necessary, increasing the size of the Board.

         To effectuate the provisions of this Section 1.5. the Secretary of the Company, or if there be no Secretary such other officer of the Company as the Board may appoint to fulfill the duties of the Secretary (the "Secretary"), shall not record, and the Company shall not give effect to, any vote or consent contrary to, or inconsistent with, the terms of this Section 1.5.

         (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director and observer in connection with attending the meetings of the Board and any committee thereto.

         SECTION 1.6 OBSERVATION RIGHTS. (a) Each of Suez Capital Partners II, L.P. and Indosuez Capital Co-Invest Partners, L.P. (the "Indosuez Observers") shall have the right to appoint a representative to attend (including by means of conference telephone or similar communications equipment by which all persons can hear each other) all meetings of the Board of Directors, including any committees thereof, in a non-voting observer capacity and, in this respect, the Company shall give such representative copies of all notices, minutes (including any drafts), consents, and other materials (including presentations, studies, reports, charts, etc.), that it makes available to its directors. The Company agrees to comply with the notice provisions specified in the By-laws for notices to be sent to members of the Board of Directors, with respect to notices sent to a representative in respect of any annual or special meeting of the Company's Board of Directors, including any committees thereof. Each Indosuez Observer to whom this provision applies reserves the right to remove and replace its representative in its sole discretion. In the event any representative is unable or unwilling to attend any of the Company's Board of Directors meetings, including any committees thereof, the Indosuez Observer may designate a replacement representative.

                  (b) Each representative shall hold in confidence and trust and not use or disclose to any third parties any confidential information related to the Company's business, finances, plans, investors and other material non-public information provided to or learned by them in connection with their rights under this Section 1.6.

                  (c) Each Indosuez Observer and the Company agree that each representative of a Indosuez Observer with the observation rights set forth in this Section 1.6 will be given sufficient time by the Chairperson of the Board of Directors to withdraw at the representative's election from observation of or participation in any of the Company's Board of Directors' meetings, including any committees thereof, prior to the commencement of any discussion of material non-public information or for any other reason.

                  (d) Notwithstanding any other provisions of this Section 1.6, any obligations and representations of a representative of the Indosuez Observers described in any of Sections 1.6(a)-(c) shall bind such representative to the same obligations as to confidential matters as would apply if the representative were a member of the Board of Directors of the Company (and no greater obligations shall apply).

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         SECTION 1.7 REPLACEMENT OF DIRECTORS. The Direct Investor Nominees are
hereby deemed to be "Nominees" (and individually, a "Nominee") for purposes of
Section 2.3 of the Shareholders Agreement.

         SECTION 1.8 VOTING REQUIREMENT OF BOARD OF DIRECTORS AND COMMITTEE OF BOARD OF DIRECTORS. ARTICLE FIFTH, Section C (entitled "Special Voting Requirements of Board of Directors and Committee of The Board of Directors"), of the Articles of Incorporation of the Company as in effect on the date hereof, has no further force and effect and is hereby null and void. In the event that any provision of the Company's bylaws or articles of incorporation is inconsistent with any provision of the Shareholders Agreement, as amended, the Shareholders shall take such action as may be necessary to amend any such provision in the Company's bylaws or articles of incorporation to remedy such inconsistency.

         SECTION 1.9 INSERTION OF SECTION 2.4.1. The Shareholders Agreement is hereby amended by inserting in the following new Section 2.4.1 therein:

                  2.4.1 CALLING SPECIAL MEETINGS FOR THE ELECTION OR REMOVAL OF DIRECT INVESTOR NOMINEES. Notwithstanding any provisions of the Shareholders Agreement to the contrary, each Shareholder hereby agrees to use such Shareholder's best efforts to call, or cause the appropriate officers and directors of the Company to call, a special meeting of shareholders of the Company and to vote all the shares of Company Stock (to the extent entitled to vote) owned or held of record by such Shareholder (and all shares it is entitled to vote by proxy) for, or to take all actions by written consent in lieu of any such meeting necessary to cause, (i) an increase in the size of the Board, (ii) the election to the Board of any Direct Investor Nominee, or (iii) the removal (with or without Cause) of any Direct Investor Nominee, in each case, if the holders of a majority of the Common Stock held directly or indirectly by the Direct Investors (other than BancAmerica) request such action in writing. Any removal of a Direct Investor Nominee pursuant to the previous sentence may be for any reason (with or without Cause, not withstanding the provisions of Section 2.6 of the Shareholders Agreement). Except for any action taken in accordance with the previous two sentences of this Section 2.4.1 or with respect to the removal of a director for Cause, each Shareholder further agrees to take no action, whether by voting of shares of Company Stock or otherwise, with respect to the removal of any Direct Investor Nominee.

         SECTION 1.10 AMENDMENT OF THE SHAREHOLDERS AGREEMENT. The second sentence of Section 14.10(a) of the Shareholders Agreement is hereby amended to require the Requisite Approval, in addition to the other approvals required therein, for any of the actions prohibited by that sentence, including, without limitation, any amendment, modification, or supplementation of the Shareholders Agreement.

         SECTION 1.11 TERMINATION OF THE SHAREHOLDERS AGREEMENT. (a) Section 13.1(a) of the Shareholders Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  "(a)     12:00 p.m., New York City time, on March 29, 2005."

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                  (b) Section 13.1(d) of the Shareholders Agreement is hereby amended to require the Requisite Approval, in addition to the other approvals required therein, for any termination of the Shareholders Agreement pursuant to that section.

         SECTION 1.12 NOTICES. Section 14.7 of the Shareholders Agreement is hereby amended to require that all notices and other communications pertaining to this Amendment, in addition to the other notice and other communications required in the Shareholders Agreement, shall be in writing and shall be deemed to have been duly given upon the receipt thereof by the other parties listed below. Such notices, in addition to the requirements of Section 14.7 of the Shareholders Agreement, shall be delivered by hand, or mailed, certified or registered mail with postage prepaid, or sent by overnight courier:

         If to the Company, to:

                  Meridian Automotive Systems, Inc.
                  3196 Kraft S.E.
                  Suite 200
                  Grand Rapids, MI 49512
                  Attention: Thomas C. Eggebeen
                  Telephone: (616) 575-7150
                  Telecopier: (616) 575-7102

         with a copy to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  Four Times Square
                  New York, NY 10036
                  Attention: Howard L. Ellin, Esq.
                  Telephone: (212) 735-3000
                  Telecopier: (212) 735-2000

         If to Metropolitan Life Insurance Company, to:

                  Metropolitan Life Insurance Company
                  334 Madison Avenue
                  PO Box 633
                  Convent Station, New Jersey 07961
                  Attention: Susan Garrett
                  Telephone: (973) 254-3351
                  Telecopier: (973) 254-3055

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         with a copy to:

                  Metropolitan Life Insurance Company
                  Area 6H
                  1 Madison Avenue
                  New York, NY 10010
                  Attention: Lisa Glass
                  Telephone: (212) 578-2508
                  Telecopier: (212) 251-1563

         and

                  Mayer Brown & Platt
                  190 South LaSalle Street, Suite 3900
                  Chicago, Illinois 60603
                  Attention: John Lawlor, Esq.
                  Telephone: (312) 701-7220
                  Telecopier: (312) 706-8163

         If to Northwestern Mutual Life Insurance Company, to:

                  The Northwestern Mutual Life Insurance Company
                  720 East Wisconsin Avenue
                  Milwaukee, WI 53202-4797
                  Attention: Lisa Cadotte
                  Telephone: (414) 665-1545
                  Telecopier: (414) 665-7124

         with copies to:

                  The Northwestern Mutual Life Insurance Company
                  720 East Wisconsin Avenue
                  Milwaukee, WI 53202-4797
                  Attention: Karen Stevens
                  Telephone: (414) 665-7133
                  Telecopier: (414) 665-7016

         and

                  Mayer Brown & Platt
                  190 South LaSalle Street, Suite 3900
                  Chicago, Illinois 60603
                  Attention: John Lawlor, Esq.
                  Telephone: (312) 701-7220
                  Telecopier: (312) 706-8163

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         If to CDPQ, to:

                  Capital d'Amerique CDPQ Inc.
                  2001 avenue McGill College
                  6th Floor
                  Montreal, PQ H3AlG1
                  Attention: Francois Joly
                  Telephone: (514) 847-2612
                  Telecopier: (514) 847-2493

         with a copy to:

                  Kirkland & Ellis
                  Citicorp Center
                  153 East 53rd Street
                  New York, New York 10022-4675
                  Attention: Kimberly P. Taylor
                  Telephone:  (212) 446-4800
                  Telecopier: (212) 446-4900

         If to Windward to:

                  Windward Capital Partners, L.P.
                  1177 Avenue of the Americas
                  42nd Floor
                  New York, NY 10036
                  Attention: Peter Macdonald
                  Telephone: (212) 382-6516
                  Telecopier: (212) 382-6534

         If to CSFB, to:

                  Credit Suisse First Boston Private Equity
                  277 Park Avenue
                  New York, NY 10172
                  Attention: David Denunzio
                  Telephone: (212) 325-2468
                  Telecopier: (212) 892-0325

         with a copy to:

                  Kirkland & Ellis
                  Citicorp Center
                  153 East 53rd Street
                  New York, New York 10022-4675
                  Attention: Kimberly P. Taylor
                  Telephone: (212) 446-4800
                  Telecopier: (212) 446-4900

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         If to BancAmerica to:

                  BancAmerica Capital Investors II. L.P.
                  231 S. LaSalle
                  5th Floor
                  Chicago, IL 60697
                  Attention: Jeff Atkins
                  Telecopier: (312) 828-6298

         with a copy to:

                  Kirkland & Ellis
                  Citicorp Center
                  153 East 53rd Street
                  New York, New York 10022-4675
                  Attention: Kimberly P. Taylor
                  Telephone: (212) 446-4800
                  Telecopier: (212) 446-4900

         If to Indosuez to:

                  Indosuez Capital
                  666 Third Avenue
                  9th Floor
                  New York, NY 10017
                  Attention: Thierny de Vergnes
                  Telephone: (646) 658-2000
                  Telecopier: (646) 658-2001

         with a copy to:

                  Kirkland & Ellis
                  Citicorp Center
                  153 East 53rd Street
                  New York, New York 10022-4675
                  Attention: Kimberly P. Taylor
                  Telephone: (212) 446-4800
                  Telecopier: (212) 446-4900

         SECTION 1.13 TRANSFER OF COMMON STOCK BY WINDWARD. Notwithstanding any provision of the limited liability company agreements or limited partnership agreements of Winward/BACI, L.L.C., Windward/Quebec, L.L.C., Windward/Quebec AB II, L.L.C., Windward/Merchant, L.P., and Windward/Merban, L.P., Windward hereby acknowledges that it has granted to the Direct Investors irrevocable proxies with respect to, among other things, any sale, transfer, or other disposition of Common Stock held indirectly by the Direct Investors and accordingly hereby agrees that it will not sell, transfer, or otherwise dispose of any shares of Common Stock held indirectly by any Direct Investor without the consent of such Direct Investor, except pursuant to the terms and conditions of Article V of the Shareholders Agreement, as amended.

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                                   ARTICLE II
                     INCORPORATION OF SHAREHOLDERS AGREEMENT

         SECTION 2.1 DOCUMENTATION WITH RESPECT TO THE SHARES. The Direct Investors hereby acknowledge that the shares of Common Stock are subject to the Shareholders Agreement.

         SECTION 2.2 ADDITION OF NEW SHAREHOLDERS. Upon the execution of this Amendment The Northwestern Mutual Life Insurance Company and any Direct Investors who are not already parties to the Shareholders Agreement shall be deemed, in accordance with Section 10.1 of the Shareholders Agreement, to have the same rights and obligations as a Shareholder for purposes of the Shareholders Agreement, as amended. The Direct Investors hereby agree to be bound by, and governed by, the terms and conditions of the Shareholders Agreement, as amended.

         SECTION 2.3 WINDWARD GROUP. All of the Direct Investors, to the extent not already a member of the Windward Group, are hereby deemed to be a member of the Windward Group for all purposes of the Shareholders Agreement, including, without limitation, for purposes of (i) the definition of "Permitted Transferee" in Section 1.1(ad) of the Shareholders Agreement, (ii) the exclusions from, and exceptions to, the restrictions on transfer in Article III of the Shareholders Agreement, (iii) the tag-along rights set forth in Article IV of the Shareholders Agreement, (iv) the right to participate in an IPO Event pursuant to Section 5.6 of the Shareholders Agreement, and (v) the right to participate as part of the Windward Registration Group pursuant to Article IX of the Shareholders Agreement.

                                   ARTICLE III
                                  MISCELLANEOUS

         SECTION 3.1 TERMS OF AMENDMENT. This Amendment shall become effective on the date hereof and shall continue in full force and effect until the date on which the Shareholders Agreement terminates.

         SECTION 3.2 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

         SECTION 3.3 SEVERABILITY. If any provision of this Amendment or the application of any such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of this Amendment, including the remainder of the provision held invalid, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         SECTION 3.4 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         SECTION 3.5 HEADINGS. All section headings herein are for convenience of reference and are not part of this Amendment, and no construction or interference shall be derived therefrom.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, this Amendment has been duly executed by each of the parties hereto as of the date first written above.

                    WINDWARD CAPITAL ASSOCIATES, L.P.

                    By:    Windward Capital Associates, Inc., its general
                           partner

                           By:    /s/ [Illegible]
                                  -------------------------------------
                                  Name:
                                  Title:

                    WINDWARD/MERBAN, L.P.

                    By:    Windward Capital Associates, L.P., its general
                           partner

                           By: Windward Capital Associates, Inc., its general partner

                           By:    /s/ [Illegible]
                                  -------------------------------------
                                  Name:
                                  Title:

                    WINDWARD/MERCHANT, L.P.

                    By:    Windward Capital Associates, L.P., its general
                           partner

                           By: Windward Capital Associates, Inc., its general partner

                           By:    /s/ [Illegible]
                                  -------------------------------------
                                  Name:
                                  Title:

                    WINDWARD/NORTHWEST, L.P.

                    By:    Windward Capital Associates, L.P., its general
                           partner

                           By: Windward Capital Associates, Inc., its general partner

                           By:    /s/ [Illegible]
                                  -------------------------------------
                                  Name:
                                  Title:

                    WINDWARD/PARK AB, L.L.C.

                    By:    Windward Capital Associates, L.P., its manager

                           By: Windward Capital Associates, Inc., its general partner

                           By:    /s/ [Illegible]
                                  -------------------------------------
                                  Name:
                                  Title:

                    WINDWARD/PARK AB II, L.L.C.

                    By:    Windward Capital Associates, L.P., its manager

                           By: Windward Capital Associates, Inc., its general partner

                           By:    /s/ [Illegible]
                                  -------------------------------------
                                  Name:
                                  Title:

                    WINDWARD/PARK AB III, L.L.C.

                    By:    Windward Capital Associates, L.P., its manager

                           By: Windward Capital Associates, Inc., its general partner

                           By:    /s/ [Illegible]
                                  -------------------------------------
                                  Name:
                                  Title:

                    WINDWARD/BADGER II, L.L.C.

                    By:    Windward Capital Associates, L.P., its manager

                           By: Windward Capital Associates, Inc., its general partner

                           By:    /s/ [Illegible]
                                  -------------------------------------
                                  Name:
                                  Title:

                    WINDWARD/BADGER AB III, L.L.C.

                    By:    Windward Capital Associates, L.P., its manager

                           By: Windward Capital Associates, Inc., its general partner

                           By:    /s/ [Illegible]
                                  -------------------------------------
                                  Name:
                                  Title:

                    WINDWARD/BADGER AB IV, L.L.C.

                    By:    Windward Capital Associates, L.P., its manager

                           By: Windward Capital Associates, Inc., its general partner

                           By:    /s/ [Illegible]
                                  -------------------------------------
                                  Name:
                                  Title:

                    WINDWARD/METROPOLITAN, L.L.C.

                    By:    Windward Capital Associates, L.P., its manager

                           By: Windward Capital Associates, Inc., its general partner

                           By:    /s/ [Illegible]
                                  -------------------------------------
                                  Name:
                                  Title:

                    WINDWARD/QUEBEC, L.L.C.

                    By:    Windward Capital Associates, L.P., its manager

                           By: Windward Capital Associates, Inc., its general partner

                           By:    /s/ [Illegible]
                                  -------------------------------------
                                  Name:
                                  Title:

                    WINDWARD/QUEBEC AB II, L.L.C.

                    By:    Windward Capital Associates, L.P., its manager

                           By: Windward Capital Associates, Inc., its general partner

                           By:    /s/ [Illegible]
                                  -------------------------------------
                                  Name:
                                  Title:

                    WINDWARD/SKOOG, L.L.C.

                    By:    Windward Capital Associates, L.P., its manager

                           By: Windward Capital Associates, Inc., its general partner

                           By:    /s/ [Illegible]
                                  -------------------------------------
                                  Name:
                                  Title:

                    WINDWARD/BACI, L.L.C.

                    By:    Windward Capital Associates, L.P., its manager

                           By: Windward Capital Associates, Inc., its general partner

                           By:    /s/ [Illegible]
                                  -------------------------------------
                                  Name:
                                  Title:

                    CAPITAL D'AMERIQUE CDPQ INC.

                    By:    /s/ [Illegible]
                           -------------------------------------
                           Name:
                           Title:

                    By:    /s/ [Illegible]
                           -------------------------------------
                           Name:
                           Title:

                    THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                    By:    /s/ A. Kipp Koester
                           -------------------------------------
                           Name:  A. Kipp Koester
                           Title: Its Authorized Representative

                    SUEZ/MERIDIAN, L.L.C

                    By:    __________________________________

                           By:    ___________________________


                           By:    ___________________________
                                  Name:
                                  Title:

                    INDOSUEZ CAPITAL CO-INVEST PARTNERS, L.P.

                    By:    __________________________________

                           By:    ___________________________


                           By:    ___________________________
                                  Name:
                                  Title:

                    CAPITAL D'AMERIQUE CDPQ INC.

                            By: _______________________________
                                Name:
                                Title:

                            By: _______________________________
                                Name:
                                Title:

                    THE NORTHWESTERN MUTUAL LIFE
                            INSURANCE COMPANY

                            By: _______________________________
                                Name:
                                Title:

                   SUEZ/MERIDIAN, L.L.C.

                   By: Suez Industries, its managing member

                            By: /s/ Xavier Murphy
                                -------------------------------

                            By: _______________________________
                                Name:  Xavier Murphy
                                Title: CEO

                   INDOSUEZ CAPITAL CO-INVEST PARTNERS, L.P.

                   By: Indosuez CMII, Inc. L.P.

                           By:  /s/ [Illegible]
                                -------------------------------

                           By:  /s/ [Illegible]
                                -------------------------------
                                Name:
                                Title:

                    SUEZ CAPITAL PARTNERS II, L.P.

                    By:    SCP II Management L.L.C., its general partner

                           By: /s/ Thierry de Vergnes
                               --------------------------------
                             Name:   Thierry de Vergnes
                             Title:  Managing Member

                    SCP II ASSOCIATES

                    By:    /s/ Thierry de Vergnes
                           -----------------------------------
                           Name:  Thierry de Vergnes
                           Title: Managing Partner

                    ---------------------------------------
                    BRIAN ALLENSPACH

                    /s/ Jeffrey Anderson
                    ---------------------------------------
                    JEFFREY ANDERSON

                    /s/ Jon Baker
                    ---------------------------------------
                    JON BAKER

                    /s/ Edward Corlett
                    ---------------------------------------
                    EDWARD CORLETT

                    /s/ Jose Garcia
                    ---------------------------------------
                    JOSE GARCIA

                    /s/ Robert Barton
                    ---------------------------------------
                    ROBERT BARTON

                    /s/ Francis Leveque
                    ---------------------------------------
                    FRANCIS LEVEQUE

                    /s/ Jerry Omillian
                    ---------------------------------------
                    JERRY OMILLIAN

                    /s/ H.H. Wacaser
                    ---------------------------------------
                    H.H. WACASER

                    /s/ Charles Woods
                    ---------------------------------------
                    CHARLES WOODS

                    /s/ Peter Bakalis
                    ---------------------------------------
                    PETER BAKALIS

                    /s/ Craig Shatzer
                    ---------------------------------------
                    CRAIG SHATZER

                    /s/ Steve Mckenzie
                    ---------------------------------------
                    STEVE MCKENZIE

                    BANCAMERICA CAPITAL INVESTORS II, L.P.

                    By: BancAmerica Capital Management II, L.P., its general partner

                           By:    BACM II GP, LLC, its general partner

                           By:    /s/ Sheryl Bartol
                                  ------------------------------------
                                  Name:  Sheryl Bartol
                                  Title: General Partner

                    CREDIT SUISSE FIRST BOSTON PRIVATE EQUITY

                    By:    /s/ Kenneth J. Lohsen
                         -----------------------------------
                           Name:  Kenneth J. Lohsen
                           Title: Attorney-in-Fact

                    MERIDIAN AUTOMOTIVE SYSTEMS, INC.

                    By:    /s/ Robert H. Barton
                         ----------------------------------
                           Name:  Robert H. Barton
                           Title: Chairman, President & CEO